UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2016
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Daktronics, Inc.
(Exact name of registrant as specified in its charter)
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South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition

On June 1, 2016 Daktronics, Inc. (the “Registrant”) issued a press release announcing its financial results for fiscal 2016 fourth quarter and year ended April 30, 2016.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this report, including the exhibit shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 Press Release dated June 1, 2016 issued by Registrant regarding fiscal 2016 fourth quarter and year end results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date:	June 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 1, 2016 issued by Registrant regarding fiscal 2016 fourth quarter and year end results.